Exhibit 99.1

                             Joint Filing Agreement

         The undersigned agree that this Schedule 13G, and all amendments thereto and any Schedule 13D required to be filed, relating to the Common Shares of Energy XXI (Bermuda) Limited shall be filed jointly by the undersigned.

                          OSPRAIE MANAGEMENT, LLC

                          By: Ospraie Holding I, L.P.,
                              its Managing Member

                          By: Ospraie Management, Inc.,
                              its General Partner


                          By: /s/ Michael Fischer
                              ---------------------------------
                              Michael Fischer
                              Authorized Signatory

                          OSPRAIE HOLDING I, L.P.

                          By: Ospraie Management, Inc.,
                              its General Partner


                          By: /s/ Michael Fischer
                              ---------------------------------
                              Michael Fischer
                              Authorized Signatory

                          OSPRAIE MANAGEMENT, INC.,


                          By: /s/ Michael Fischer
                              ---------------------------------
                              Michael Fischer
                              Authorized Signatory

                          THE OSPRAIE PORTFOLIO LTD.

                          By: Ospraie Management, LLC,
                              its Investment Manager

                          By: Ospraie Holding I, L.P.,
                              its Managing Member

                          By: Ospraie Management, Inc.,
                              its General Partner


                          By: /s/ Michael Fischer
                              ---------------------------------
                              Michael Fischer
                              Authorized Signatory

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                          DWIGHT ANDERSON

                          By: /s/ Michael Fischer
                              ---------------------------------
                              Michael Fischer, Attorney-in-fact